Jennison Health Sciences Fund
a series of Jennison Sector Funds, Inc.


Supplement dated April 28, 2005
Prospectus and Statement of Additional Information dated
March 18, 2005

The following information replaces the information contained in the section of the Prospectus titled "How to Buy, Sell and Exchange Shares of the Funds - Step 2: Choose A Share Class - Qualifying for Class Z Shares - Other Types of Investors:" The following information also replaces the information contained in the section of the Statement of Additional Information (SAI) titled "Purchase, Redemption and Pricing of Fund Shares - Class Z Shares - Other Types of Investors:"


Other Types of Investors. Class Z shares also can be purchased by any of the following:

-	Certain participants in the MEDLEY Program (group
	variable annuity contracts sponsored by Prudential) for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

-	Current and former Directors/Trustees of the
	JennisonDryden or Strategic Partners mutual funds
	(including the Company),

-	Prudential, with an investment of $10 million or
	more,

-	Qualified state tuition programs (529 plans), and

-	Foundations and endowments, with an investment of $100
	million or more.















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